UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2012

AsiaInfo-Linkage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 26, 2012, AsiaInfo-Linkage, Inc. (the “Company”) announced that its Special Committee of the Board of Directors, which was formed to consider a proposal by Power Joy (Cayman) Limited, a wholly owned subsidiary of CITIC Capital China Partners II, L.P., to acquire all of the outstanding shares of common stock of the Company, has determined to solicit interest from and engage in discussions with other potential qualified interested parties regarding a potential transaction involving the Company, and to evaluate any proposals it receives.

A copy of the press release is filed herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated March 26, 2012, announcing the Special Committee’s decision to consider additional “going-private” proposals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo-Linkage, Inc.

Date: March 26, 2012		/s/ DAVIN A. MACKENZIE
	Name:	Davin A. Mackenzie
	Title:	Independent Director

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 26, 2012, announcing the Special Committee’s decision to consider additional “going-private” proposals.

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